Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets

10. GOODWILL AND INTANGIBLE ASSETS

In accordance with FASB ASC 350, the Company tests goodwill for impairment annually at year end and the current year analysis was performed at December 31, 2013.

In performing step one of the impairment analysis as defined by FASB ASC 350, the market value assigned to the Company’s stock was based upon an acquisition value relative to recent acquisition transactions by companies in the Company’s geographic proximity and comparable size. The acquisition value is sensitive to both the fluctuation of the Company’s stock price and the stock price and equity of peer companies. The analysis resulted in an estimated Company fair value above its carrying value, and therefore the Company was deemed to have no goodwill impairment during 2013, 2012 and 2011. The total accumulated goodwill impairment as of December 31, 2013 was $89.7 million.

The Company has a core deposit premium intangible asset that resulted from previous acquisitions. The carrying value of this asset was $805 thousand and $3.3 million, at December 31, 2013 and 2012, respectively. The Company incurred amortization expense of $2.5 million, $3.7 million and $3.7 million on its core deposit intangible during the years ended December 31, 2013, 2012 and 2011, respectively.

Information regarding the Company’s expected amortization expense is as follows:

AMORTIZATION OF INTANGIBLE ASSETS

Amount
Expected for Years Ended December 31,
2014	805
Thereafter	—

Total	$805